Exhibit 10.2

EXECUTION

AMENDMENT NO. 3
TO SECOND AMENDED AND RESTATED LOAN SECURITY AGREEMENT

Amendment No. 3, dated as of December 30, 2013 (this “Amendment”), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the “Lender”), PENNYMAC LOAN SERVICES, LLC (“Borrower”) and PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC (the “Guarantor”).

RECITALS

WHEREAS, the Borrower, Lender and Guarantor are parties to that certain Second Amended and Restated Loan and Security Agreement, dated as of March 27, 2012 (as amended by Amendment No. 1, dated as of December 12, 2012 and Amendment No. 2, dated as of March 22, 2013, the “Existing Loan Agreement”; and as further amended by this Amendment, the “Loan and Security Agreement”) and the related Amended and Restated Pricing Side Letter, dated as of March 27, 2012 (as amended by Amendment No. 1, dated as of December 12, 2012 and Amendment No. 2, dated as of March 22, 2013, the “Pricing Side Letter”). The Guarantor is a party to that certain Amended and Restated Guaranty (the “Guaranty”), dated as of March 27, 2012, as the same may be further amended from time to time, by the Guarantor in favor of Lender.  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Loan Agreement and Guaranty, as applicable.

WHEREAS, the Borrower is the servicer under certain Servicing Contracts, and pursuant to the Existing Loan Agreement, the Lender was granted a blanket lien on all Ginnie Mae Servicing Rights.

WHEREAS, Borrower desires to sell from time to time to Spread Buyer all of Borrower’s right, title and interest in and to the Portfolio Excess Spread (as defined below).

WHEREAS, the sale of any Portfolio Excess Spread is subject to the consent of the Lender, in its sole discretion.

WHEREAS, Lender has agreed to consent to the sale of the Portfolio Excess Spread by Borrower to the Spread Buyer in consideration of (i) such sale being made subject and subordinate to the Lender’s Lien on the Servicing Rights including the Portfolio Excess Spread and (ii) the Spread Buyer reaffirming such lien and Spread Buyer’s subordination of its right by entering into the Security Agreement (as defined below).

WHEREAS, the Borrower, the Lender and the Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Loan Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Loan Agreement.  As a condition precedent to amending the Existing Loan Agreement, the Lender has required the Guarantor to ratify and affirm the Guaranty on the date hereof.

NOW, THEREFORE, the Borrower, the Lender and the Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Loan Agreement is hereby amended as follows:

SECTION 1.                            Definitions.  Section 1 of the Existing Loan Agreement is hereby amended by:

(a)                                 amending the following definitions by deleting such definitions in their entirety and replacing them with the following:

“Collateral” has the meaning assigned to such term in Section 4.01(a), and which, for the avoidance of doubt, shall continue to include the Collateral sold to Spread Buyer subject to the Lien of this Agreement and which is the subject of the Security Agreement.

“Loan Documents” means this Agreement, the Pricing Side Letter, the Dedicated Account Control Agreement, the Note, the Guaranty, the Power of Attorney, the Spread Buyer Power of Attorney and the Security Agreement, as each of the same may hereafter be amended, supplemented, restated or otherwise modified from time to time.

(b)                                 adding the following definitions in the appropriate alphabetical order:

“Borrower Originated Ginnie Mae Servicing Rights” means those Ginnie Mae Servicing Rights that have been originated (and not acquired) by Borrower.

“Master Spread Acquisition Agreement” means that certain Master Spread Acquisition and MSR Servicing Agreement, dated as of December 30, 2013 between the Spread Buyer and the Borrower, as amended from time to time.

“Portfolio Excess Spread” means any Primary Portfolio Excess Spread or Secondary Portfolio Excess Spread, each as defined in, and sold by the Borrower to the Spread Buyer under, the Master Spread Acquisition Agreement, from time to time.

“Security Agreement” means that certain Security and Subordination Agreement, dated as of December 30, 2013 between the Spread Buyer and the Lender, as amended from time to time.

“Spread Buyer” means PennyMac Holdings, LLC, and its permitted successors and assigns.

“Spread Buyer Power of Attorney” means the Power of Attorney required to be executed and delivered by the Spread Buyer pursuant to the Security Agreement, as the same may be amended from time to time.

“Trigger Event” has the meaning assigned thereto in the Security Agreement.

SECTION 2.                            No Additional Loan Advances With Respect to Ginnie Mae Servicing Rights.  Notwithstanding anything to the contrary contained in the Loan and Security Agreement, although the Collateral Value of the Ginnie Mae Servicing Rights has increased and may increase on and after the date hereof, the Lender shall not make future Loan Advances with respect to Ginnie Mae Servicing Rights other than Borrower Originated Ginnie Mae Servicing Rights, unless expressly consented to by the Lender.

SECTION 3.                            Dedicated Accounts.  Section 2.14 of the Existing Loan Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

2.14                        Dedicated Accounts.  Lender shall establish and maintain each of the Dedicated Accounts in the form of a time deposit or demand account.  Receivables funds received and retained by Borrower pursuant to the applicable Servicing Contract shall promptly, in any event within two (2) Business Days after receipt, be deposited in the Receivables Dedicated Account.  Amounts received on account of Servicing Rights and retained by Borrower pursuant to the applicable Servicing Contract shall promptly, in any event within two (2) Business Days after receipt, be deposited in the applicable Servicing Rights Dedicated Account; provided that, prior to the occurrence of an Event of Default or Trigger Event, as applicable, (i) any amounts received by Borrower on account of the Portfolio Excess Spread and the related Servicing Rights shall be remitted by Borrower to Spread Buyer, and (ii) any amounts on account of the Portfolio Excess Spread and the related Servicing Rights to be remitted back to Borrower pursuant to the Master Spread Acquisition Agreement shall be remitted directly to the Dedicated Account; provided further that after the occurrence of an Event of Default or Trigger Event, as applicable, all amounts, including any amounts received on account of the Portfolio Excess Spread and the related Servicing Rights, shall be deposited in the applicable Servicing Rights Dedicated Account.  For the avoidance of doubt, prior to an Event of Default or Trigger Event, as applicable, any amounts received by Borrower on account of the Portfolio Excess Spread and the related Servicing Rights shall be remitted to Spread Buyer, and if such amounts are remitted back to Borrower pursuant to the Master Spread Acquisition Agreement, such amounts shall be remitted directly to the Dedicated Account.  Funds deposited in the Dedicated Accounts (including any interest paid on such funds) may be distributed only in accordance with Section 2.07.  Upon the Termination Date and the payment of all amounts due by Borrower hereunder, all amounts on deposit in the Dedicated Accounts shall be remitted to Borrower.

SECTION 4.                            Ownership.  Section 3.13(a) of the Existing Loan Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

(a)                                 Borrower has good title to all of the Collateral other than the Portfolio Excess Spread, free and clear of all mortgages, security interests, restrictions, Liens and encumbrances of any kind other than the Liens created hereby.

SECTION 5.                            Collateral; Security Interest.

(a)                                 Section 4.01(a) of the Existing Loan Agreement is hereby amended by (1) renumbering clause (v) as clause (vi), (2) renumbering clause (vi) as clause (vii), (3) renumbering clause (vii) as clause (viii), and (4) inserting the following immediately after clause (iv):

(v) all rights under the Master Spread Acquisition Agreement; and

(b)                                 Section 4.01 of the Existing Loan Agreement is hereby amended by adding the following Section 4.01(e) at the end thereof:

(e)                                  Lender and Borrower hereby acknowledge and agree that the Spread Buyer has acquired the Portfolio Excess Spread subject to the Lien of the Lender created herein and in order to evidence such Lien, Spread Buyer shall reaffirm such Lien, and pursuant to the Security Agreement, grant a security interest in and Lien on the Portfolio Excess Spread and related collateral as more particularly set forth in the Security Agreement.

SECTION 6.                            Release of Security Interest.  Section 4.14 of the Existing Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

4.14                    Release of Security Interest.  Upon the latest to occur of (a) the repayment of the Loan, and (b) the occurrence of the Termination Date, Lender shall release its security interest in any remaining Collateral hereunder and shall promptly execute and deliver to Borrower such documents or instruments as Borrower shall reasonably request to evidence such release; provided that, such release shall not be required until such time as the Acknowledgment Agreement is terminated.

SECTION 7.                            Collateral Security.  Article 4 of the Existing Loan Agreement is hereby amended by adding the following Section 4.16 at the end thereof:

4.16                        Subordination.

(a)                                 It is anticipated that in connection with the transactions contemplated by the Loan Documents, that (x) the Spread Buyer has purchased the Portfolio Excess Spread from the Borrower subject to the Lien of the Lender and (y) Borrower hereby reaffirms such Lien.  Borrower acknowledges and agrees that its rights with respect to the Collateral under the Master Spread Acquisition Agreement are and shall continue to be at all times junior and subordinate to (i) the rights of Lender under this Agreement and (ii) the rights of the Lender under the Security Agreement.  In connection with the foregoing Borrower agrees to subordinate all of the rights under the Master Spread Acquisition Agreement to the rights of the Lender hereunder and under the other Loan Documents.  In furtherance of the foregoing, notwithstanding any rights or remedies available to Borrower hereunder or under Master Spread Acquisition Agreement, applicable law or otherwise, Borrower shall not, directly or indirectly, exercise any remedies available to it under the Master Spread Acquisition Agreement or at law or equity for ninety-one (91) days following the date that all Obligations are paid in full under the Loan Documents; provided that nothing in the foregoing shall prohibit Borrower from making payments with respect to the obligations under the Master Spread Acquisition Agreement as, and in the manner, contemplated therein, but subject to the prior rights of the Lender hereunder and under the Loan Documents.  For the avoidance of doubt, in no instance shall the Lender succeed to any liabilities or obligations of Borrower under the Master Spread Acquisition Agreement.

(b)                                 In furtherance of the foregoing, Borrower agrees to not assert any objection to, and shall be deemed to have otherwise consented to, a disposition of any assets subject to the Master Spread Acquisition Agreement and subject to the Loan Documents during an Act of Insolvency of Spread Buyer or Borrower, free and clear of any lien, encumbrance, pledge or other claims under Section 363 of the Bankruptcy Code (or any similar bankruptcy law) if Lender has consented to such disposition.

(c)                                  If an Act of Insolvency of Spread Buyer or Borrower occurs, the Borrower agrees not to contest (or support any other Person contesting) any request by Lender for adequate protection, or any objection by Lender to any motion, relief, action or proceeding based on Lender claiming a lack of adequate protection.

(d)                                 Until the obligations under the Loan Documents are paid in full, the Borrower shall not oppose any request by Lender for relief from the automatic stay or any other stay in any Act of Insolvency of Spread Buyer or Borrower.

(e)                                  Borrower shall not oppose or seek to challenge any claim by Lender for allowance and payment in any Act of Insolvency of Spread Buyer or Borrower, of obligations under the Loan Documents consisting of post-petition interest, fees, costs or other charges to the extent of the value of Lender’s lien, encumbrance, pledge or other claims on the assets that are the subject of this Agreement or the Loan Agreement, without regard to the existence of a lien, encumbrance, pledge or other claims of Spread Buyer applicable to the obligations of the other parties to the Loan Documents.

(f)                                   Borrower shall not seek in any Act of Insolvency of Spread Buyer or Borrower, to be treated as part of the same class of creditors as Lender and shall not oppose any pleading or motion by Lender advocating that Lender and Spread Buyer and Borrower should be treated as separate classes of creditors. Borrower acknowledges and agrees that its rights with respect to the Collateral are and shall continue to be at all times junior and subordinate to the rights of Lender under this Agreement.

SECTION 8.                            Covenants.  Article 6 of the Existing Loan Agreement is hereby amended by:

(a)                                 deleting Section 6.14 in its entirety and replacing it with the following:

6.14                        Collections on Assets and the Dedicated Accounts.  Prior to the Borrower making any withdrawal from the custodial account or any other clearing account maintained under the related Servicing Contract, the Borrower shall instruct the related depository institution to remit all collections, payments and proceeds in respect of any Receivable pledged hereunder to be deposited into the Receivables Dedicated Account and on account of Servicing Rights to the applicable Servicing Rights Dedicated Account; provided that prior to the occurrence of an Event of Default or Trigger Event, as applicable, (i) any amounts received on account of the Portfolio Excess Spread and the related Servicing Rights shall be remitted by Borrower in accordance with the Master Spread Acquisition Agreement and (ii) any amounts on account of the Portfolio Excess Spread and the related Servicing Rights to be remitted back to Borrower pursuant to the Master Spread Acquisition Agreement shall be remitted directly to the Dedicated Account; provided further that after the occurrence of an Event of Default or Trigger Event, as applicable, all amounts received on account of the Portfolio Excess Spread and the related Servicing Rights shall be deposited in the applicable Servicing Rights Dedicated Account.  Borrower shall not withdraw or direct the withdrawal or remittance of any amounts on account of any Receivables or Servicing Rights income related to any Servicing Contract from any custodial account into which such amounts have been deposited other than to remit to each of the applicable Dedicated Accounts; provided that prior to the occurrence of an Event of Default or Trigger Event, as applicable, Borrower shall be permitted to direct the remittance of any amounts received on account of the Portfolio Excess Spread and the related Servicing Rights to Spread Buyer in accordance with the Master Spread Acquisition Agreement.

(b)                                 deleting Section 6.27 in its entirety and replacing it with the following:

6.27                        No Pledge; Other Liens; Creditors.  Except as contemplated herein, neither Borrower nor Guarantor shall (a) pledge, transfer or convey any security interest in the Dedicated Account to any Person without the express written consent of Lender; (b) pledge, grant a security interest or assign any existing or future rights to service any of the Collateral or to be compensated for servicing any of the Collateral, or pledge or grant to any other Person any security interest in any Assets or Servicing Contracts; or (c) pledge, transfer or convey any security interest or suffer to exist, any Lien on any interest of any kind (whether in whole or in part) in any Portfolio Excess Spread or Servicing Contract, including without limitation, any interest in pools of Mortgage Loans not set forth on Schedule 2.

(c)                                  by adding the following sections 6.37 and 6.38 at the end thereof:

6.37.                 No Modification of the Master Spread Acquisition Agreement.  Borrower shall not consent, with respect to the Master Spread Acquisition Agreement related to any Collateral, to (i) the modification, amendment or termination of such Master Spread Acquisition Agreement, (ii) the waiver of any provision of such Master Spread Acquisition Agreement or (iii)  the assignment, transfer, or material delegation of any of its rights or obligations, under Master Spread Acquisition Agreement, without the prior written consent of Lender exercised in Lender’s sole discretion. Notwithstanding anything to the contrary set forth in the Master Spread Acquisition Agreement, the Lender is hereby appointed and is an intended third party beneficiary thereof, with full enforcement rights as if a party thereto.

6.38.  No Subservicing.  Borrower shall not permit any of the Collateral to be subject to any subservicing agreement or subservicing arrangement without the prior written consent of the Lender.

SECTION 9.                            Events of Default.  Section 7.01 of the Existing Loan Agreement is hereby amended by adding the following section (t) at the end thereof:

(t)                                    Trigger Event.  A Trigger Event shall have occurred and Borrower shall have failed to either repay the entire outstanding principal amount of the loan or purchase from Spread Buyer all Portfolio Excess Spread that constitutes Collateral within three (3) Business Days thereof.

SECTION 10.                     Indemnification. Section 10.02 of the Existing Loan Agreement is hereby amended by adding the following sentence at the end thereof:

For the avoidance of doubt, the foregoing indemnity includes, without limitation, any claims arising from or relating to the Portfolio Excess Spread or the Master Spread Acquisition Agreement.

SECTION 11.                     Representations and Warranties Regarding the Assets.  Schedule 1 of the Existing Loan Agreement is hereby amended by deleting clause (l) in its entirety and replacing them with the following:

(l)                                 Good Title.  Borrower has good title to all of the Collateral other than the Portfolio Excess Spread, free and clear of all mortgages, security interests, restrictions, Liens and encumbrances of any kind other than the Liens created by the Loan Documents.  The Spread Buyer has good title to Portfolio Excess Spread, subject to the Lien created hereby and further perfected pursuant to the Security Agreement, but otherwise, free and clear of all mortgages, security interests, restrictions, Liens and encumbrances of any kind.

SECTION 12.                     Conditions Precedent.  This Amendment shall become effective as of as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

(a)                                 Delivered Documents.  On the Amendment Effective Date, the Lender shall have received the following documents, each of which shall be satisfactory to the Lender in form and substance:

(1)                                 this Amendment, executed and delivered by the duly authorized officers of the Lender, Borrower and Guarantor;

(2)                                 duly authorized and filed Uniform Commercial Code financing statement amendments listing Borrower as debtor on Form UCC-3;

(3)                                 a fully executed copy of Master Spread Acquisition Agreement and all documents required thereunder (including (A) a duly authorized and filed Uniform Commercial Code financing statement listing Borrower as debtor and Spread Buyer as secured party on Form UCC-1 and (B) a duly authorized and filed Uniform Commercial Code assignment financing statement listing Spread Buyer as Assignor and Lender as assignee on Form UCC-3);

(4)                                 a fully executed Security Agreement and all documents required thereunder;

(5)                                 duly authorized and filed Uniform Commercial Code financing statements listing Spread Buyer as debtor and Lender as secured party on Form UCC-1;

(6)                                 UCC Searches with respect to the Spread Buyer, reviewed and approved by Lender;

(7)                                 an officer’s certificate of Borrower and of Spread Buyer as to corporate matters in form and substance acceptable to the Lender;

(8)                                 an opinion of counsel of Borrower and of Spread Buyer as to corporate matters, enforceability and creation and perfection of security interest in form and substance acceptable to the Lender; provided that such opinion of counsel may be delivered within fifteen (15) days following the Amendment Effective Date as a condition subsequent; and

(9)                                 such other documents as the Lender or counsel to the Lender may reasonably request.

SECTION 13.                     Representations and Warranties.  The Borrower hereby represents and warrants to the Lender that it is in compliance with all the terms and provisions set forth in the Loan Agreement on its part to be observed or performed, and that no Event of Default has occurred and is continuing, and hereby confirms and reaffirms the representations and warranties contained in the Loan and Security Agreement.

SECTION 14.                     Limited Effect.  Except as expressly amended and modified by this Amendment, the Existing Loan Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 15.                     Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 16.                     Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts (including by facsimile or .pdf), each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 17.                           GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

SECTION 18.                     Reaffirmation of Guaranty. The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that the term “Obligations” as used in the Guaranty shall apply to all of the Obligations of Borrower to Lender under the Loan and Security Agreement, as amended hereby.

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

Credit Suisse First Boston Mortgage Capital LLC, as Lender

By:	/s/ Adam Loskove
Name: Adam Loskove
Title: Vice President

PennyMac Loan Services, LLC, as Borrower

By:	/s/ Pamela Marsh
Name: Pamela Marsh
Title: Executive Vice President, Treasurer

Private National Mortgage Acceptance Company, LLC, as Guarantor

By:	/s/ Pamela Marsh
Name: Pamela Marsh
Title: Executive Vice President, Treasurer

Signature Page to Amendment No.3 to Second Amended and Restated Loan Security Agreement